SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 12, 2006

                                 Mediavest, Inc.
             (Exact name of registrant as specified in its charter)

         New Jersey                     00-10039                 22-2267658
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                      2121 Avenue of the Stars, Suite 1650
                              Los Angeles, CA 90067

                         (Address of principal executive
                           offices including zip code)

                                 (310) 601-2500

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  1.01. Entry into a Material Definitive Agreement.

On October 12, 2006, the Company entered into a Subscription Agreement (the "Subscription Agreement") by and between the Company and certain investors, pursuant to which such investors have agreed to subscribe for an aggregate of 3,400,000 units consisting of (i) one share of common stock, $0.0001 par value per share, of the Company (the "Common Stock") and (ii) one Warrant (the "Warrant", and together with the Common Stock, the "Securities") to purchase, at an exercise price of $2.00 per share, one share of Common Stock. Each unit was sold for a purchase price of $1.00 for a total purchase price of $3,400,000. The description of terms and conditions of the Subscription Agreement set forth herein does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreement, which is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

On October 12, 2006, the Company entered into a Series A Convertible Preferred Stock Purchase Agreement (the "Series A Purchase Agreement") with Trinad Management, LLC ("Trinad"). Pursuant to the terms of the Series A Purchase Agreement, Trinad has agreed to purchase 100,000 shares of the Company's Series A Convertible Preferred Stock, par value 0.0001 per share (the "Series A Preferred"), for an aggregate purchase price of $100,000. Series A Preferred holders are entitled to convert, at their option, all or any shares of the Series A Preferred into the number of fully paid and nonassessable shares of Common Stock equal to the number obtained by dividing the original purchase price of such Series A Preferred, plus the amount of any accumulated but unpaid dividends as of the conversion date by the original purchase price (subject to certain adjustments) in effect at the close of business on the conversion date. The description of terms and conditions of the Series A Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by the full text of the Series A Purchase Agreement, which is attached hereto as
Exhibit 10.2 and is incorporated herein by reference.


Item  3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to (i) the issuance of the Securities to certain investors on October 12, 2006, and (ii) the issuance of the Series A Preferred to Trinad on October 12, 2006 is incorporated by reference herein and made a part hereof. The issuance of the Securities and the Series A Preferred was made in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.


Item  5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.

On October 12, 2006, the Company filed, upon recommendation of its Board of Directors, a Certificate of Amendment to the Restated Certificate of Incorporation with the State of New Jersey to create a series of preferred stock, par value .0001 per share, designated as the "Series A Convertible Preferred Stock."

This summary is subject to and qualified in its entirety by reference to the text of the Certificate of Amendment to the Restated Certificate of Incorporation, which is included as Exhibits 3.1 to this filing and is incorporated in this Item 5.03 by reference.


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Item  9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER          DESCRIPTION

3.1                     Certificate of Amendment to the Restated Certificate of
                        Incorporation
4.1                     Form of Warrant
10.1 Form of Subscription Agreement between the Company and certain investors listed thereto
10.2 Series A Convertible Preferred Stock Purchase Agreement dated October 12, 2006 between the Company and Trinad Management, LLC


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Mediavest, Inc.
                                        (Registrant)

Dated:   October 18, 2006
                                        By: /s/ Robert Ellin
                                            ------------------------
                                            Robert Ellin
                                            Chairman and Chief Executive Officer